Filed Pursuant to Rule 497(e)
File Nos. 333-179562; 811-22668
Premise Capital Diversified Tactical ETF (TCTL)

October 6, 2020
Supplement to the
Summary Prospectus and Prospectus dated January 31, 2020
Effective beginning with the next rebalance and reconstitution of the Fund’s underlying index, the section entitled “Principal Investment Strategies of the Fund — The Index” is revised to read as follows:
The Index
The Index consists of an investible portfolio of ETFs (“Underlying ETFs”) with exposure to major U.S. and non-U.S. asset classes. The weighting of each Underlying ETF is adjusted to (i) reduce exposure to individual asset classes determined to be in a downward trend (the “Trend Adjustment”) and (ii) reduce overall exposure to equity asset classes (and increase exposure to fixed income asset classes) as the aggregate size of equity asset classes determined to be in a downward trend grows (the “Risk Adjustment”).
The Index universe consists of cash and Underlying ETFs that each principally track the performance of one of the following assets classes:

Fixed Income Asset Classes	Equity Asset Classes
Short Term	U.S. Large Cap	Developed International
Intermediate Term	U.S. Mid Cap	Developed International Small Cap
Long Term	U.S. Small Cap	Emerging Market
High Yield (Junk Bonds)		Real Estate
Inflation Protected
The U.S. Large Cap asset class is further broken down into each of its eleven sectors (each, a “Sector”), with the Index’s exposure to each sector adjusted separately. The Underlying ETFs used by the Index are generally the largest, most liquid ETF tracking the performance of the applicable asset class.
Construction of the Index begins by determining the expected rate of return for each asset class (the “Market Expected Return”) using a mathematical model (the “Allocation Model”) designed to calculate such returns based on the standard deviation of each asset class and correlation of each asset class to the other asset classes over the past five years and the current market capitalization of each asset class. In other words, the model uses the amount investors currently have invested in each asset class (as measured by the market capitalizations of the constituents of each asset class), plus the historical performance of each asset class, to calculate the expected return for each asset class, rather than the particular views of the Fund’s investment adviser.
The Index then utilizes a proprietary intermediate trend following algorithm (the “Trend Algorithm”) to determine whether each asset class and Sector is in an “upward” or “downward” trend. The Trend Algorithm considers a number of trend-related data points such as the direction of an asset class’ or Sector’s performance, the extent to which any trend in such performance is accelerating or decelerating, and the degree of variability in performance to determine whether an asset class’ or Sector’s performance trend is “upward” or “downward” over an intermediate time frame. The intermediate time frame is generally 1-3 years; however, the Trend Algorithm also includes a volatility component that considers the rate at which volatility is increasing for an asset class and can cause trades more often, even frequently, if market conditions warrant.

The Trend Adjustment is then implemented by optimizing the Index’s weighting of each asset class using the Allocation Model. If the Trend Algorithm determines an asset class or Sector is in an upward trend, the Allocation Model assumes the expected rate of return of the asset class is the Market Expected Return. If the Trend Algorithm determines an asset class or Sector is in a downward trend, the Allocation Model assumes the expected rate of return of the asset class or Sector is 0%, causing the asset class or Sector to be underweighted. The Index may weight one or more asset classes or Sector’s at 0% from time to time depending on the outcome of the Trend Adjustment and Allocation Model.
The Risk Adjustment is then implemented based on the aggregate size of the equity asset classes determined to be in a downward trend by the Trend Algorithm. When all equity asset classes are determined to be in an upward trend, the Index’s allocation to equity asset classes will reflect the Index’s most aggressive posture (i.e., maximum allocation to equity asset classes). As one or more equity asset classes is determined to be in a downward trend, the Index’s allocation to equity asset classes will shrink as the aggregate size of the equity asset classes determined to be in a downward trend grows. When all equity asset classes are determined to be in a downward trend, the Index’s allocation to equity asset classes will reflect its most conservative posture (i.e., maximum allocation to fixed income asset classes).
Additionally, the Index’s weighting of certain asset classes is limited such that the following weights will not be exceeded at the time of each rebalance: High Yield Fixed Income (20%), Inflation Protected Fixed Income (20%), U.S. Mid Cap Equity (12.5%), U.S. Small Cap Equity (12.5%), Developed International Equity (35%), Developed International Small Cap Equity (10%), Emerging Markets Equity (15%), and Real Estate (15%). Additionally, to the extent the Index’s allocation to the Intermediate Term Fixed Income asset class exceeds 50%, the amount in excess of 50% will instead be allocated to the Short Term Fixed Income asset class. The Allocation Model will determine how to optimally redistribute any amounts exceeding the above constraints to the remaining asset classes.
The Index is rebalanced annually in March and any time the Trend Algorithm determines that the trend for one or more asset classes has changed from upward to downward, or vice versa.
At the time of each rebalance, the Index’s Risk Adjustment will determine the proportion of the Index allocated to equity asset classes and to fixed income asset classes. The weight for each individual asset class and Sector is calculated at the time of the annual rebalance based on the expected rate of return for each asset class (i.e., either the Market Expected Return or 0%, depending on the asset class’ or Sector’s trend) and the market capitalization, five-year standard deviation, and correlation of each asset class to each other asset class. At the time of each rebalance other than the annual rebalance, the weight for each individual asset class and Sector is calculated based on the expected rate of return for each asset class (i.e., either the Market Expected Return or 0%, depending on the asset class’ or Sector’s trend) and the market capitalization, five-year standard deviation, and correlation of each asset class to each other asset class determined at the time of the annual rebalance.
Asset classes with an upward trend and the largest market capitalizations will generally receive the largest weightings in the Index.
The Index is owned by Premise Capital, LLC, the Fund’s investment adviser (“Premise” or the “Adviser”), and was developed in 2016 for the purpose of launching the Fund.

Please retain this Supplement with your Summary Prospectus and Prospectus for future reference.